UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07528

Special Opportunities Fund, Inc.
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
 (Name and address of agent for service)

Copy to:
Thomas R. Westle, Esp.
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

1-877-607-0414
Registrant's telephone number, including area code

Date of fiscal year end: 12/31/2017

Date of reporting period:  6/30/2017

Item 1. Reports to Stockholders.

Special Opportunities Fund, Inc.
(SPE)
Semi-Annual Report
For the six months ended
June 30, 2017

Special Opportunities Fund, Inc.

August 29, 2017

Dear Fellow Shareholders:

In the first half of 2017, the net asset value of Special Opportunities Fund increased by 9.06% from $15.56 to $16.97 per share.  On June 30th, the stock price closed at $15.20, up by 11.36% over the six-month period as the discount narrowed from 12.28% to 10.43%.  By comparison, the S&P 500 Index advanced by 9.34% in the first half of the year.

Here are updates on some of our significant positions in operating companies.

In July, Emergent Capital (EMGC.PK), which owns a large portfolio of life insurance policies, finally completed its recapitalization.  While Emergent has surely been a disappointing investment, we have been able to recoup some of our losses by participating in the recap including purchasing shares at 20 cents that are currently trading at about 40 cents.

Stewart Information Services (STC), a provider of title insurance and other services in connection with real estate transactions, reported poor earnings for the second quarter of 2017 and the stock fell on the news.  Given the heavily institutionalized shareholder base, that should put more pressure on the board to take steps to maximize shareholder value, including pursuing a sale of the company sooner rather than later.

After the sale of Hill International’s construction claims division (which substantially deleveraged the company), and the resignation of CEO David Richter, a number of large shareholders (including ourselves), have advocated that the remaining construction management business be sold too.  Meanwhile, management’s cost cutting efforts appear to be succeeding.  On August 21st, Hill announced that it expects to reduce pre-tax expenses by between $27 million and $38 million by mid-2018, which is significant for a company with a market cap of less than $250 million.  We think Hill’s stock, while not without risk, remains an attractive investment.

In August 2016 Winthrop Realty Trust’s shares were converted into non-transferable liquidating trust units.  Management continues to monetize Winthrop’s properties and recently made a distribution of 60 cents per unit.  Its largest asset is its interest in a retail/hotel construction project in the tourist-heavy Times Square area of Manhattan which is expected to be completed in 2017, and thereafter sold.  Some major retail tenants that have signed leases include Hershey, Cirque du Soleil and the National Football League.  We continue to believe that this investment will provide a rate of return that more than compensates for its lack of liquidity.

Special Opportunities Fund, Inc.

New York REIT, Inc. (NYRT), an owner and operator of commercial real estate in the liquid New York City market, is another real estate investment trust that is liquidating.  Unfortunately, NYRT’s estimated per share liquidating value has come down from the $11 or more that many investors (including ourselves), had expected it to generate.  With the stock trading about a dollar below the latest official estimate of liquidation value of $9.21 per share, we think the pessimism is overdone, especially because we expect NYRT to complete its plan of liquidation in short order, hopefully by the end of the first quarter of 2018.  That makes the expected annualized rate of return look very attractive.

We recently accumulated a stake in the 7.625% Series A Cumulative Redeemable Preferred Stock of Brookfield DTLA Fund Office Trust Investor Inc. (NYSE: “DTLA-”) at prices up to $27.25.  The face value of the preferred is $25 per share and there is currently about $14 per share in unpaid dividends.  The concern of investors is that Brookfield, the owner of all the common shares, may attempt to make a lowball offer for the preferred stock.   Fortunately, the preferred stockholders are entitled to elect two directors and we have notified the Company that we intend to solicit proxies to elect Andy Dakos and myself to serve as preferred directors.  If elected, we will advocate to DTLA’s board that preferred stockholders should receive $25 plus all the accrued dividends.

Next, closed-end funds.  We like to buy closed-end funds at a relatively wide discount to NAV with the goal of selling them at a narrower discount (or at NAV).  In many instances, we actively push for boards of CEFs to take measures to narrow a persistently wide discount.  Below are updates on some of our CEF positions in which discount-oriented activism is (or was) a factor.

1.
Virtus Total Return Fund (formerly DCA) – in 2016, we narrowly lost a vote to elect a director of DCA but shareholders voted in favor of our proposal to liquidate it.  We subsequently reached a settlement with management that provided for a self-tender offer that expired in March 2017 for up to 40% of DCA’s outstanding shares at a price equal to 99% of its NAV.  We sold 63% of our shares in the tender offer and subsequently sold the rest of our shares at a modest discount.

2.
Advent/Claymore Enhanced Growth and Income Fund (LCM) – On May 12th, LCM announced it would commence a cash (rather than, as previously contemplated, an in kind) self-tender offer no later than mid-June for up to 32.5% of its outstanding shares equal to 98% of NAV.  Investors responded positively and, as a result, we succeeded in selling our entire position at a narrow discount.

Special Opportunities Fund, Inc.

3.
Pacholder High Yield Fund (formerly PHF) – As noted in our last letter, we acquired the bulk of our shares at a double-digit discount to NAV.  After discussions with management, on January 23rd, PHF announced that the Board of Directors proposed that it be liquidated.  The liquidation of PHF was recently completed and we cashed out at NAV.

4.
JPMorgan China Region Fund (formerly JFC) – After reaching an impasse with major shareholders about its future, on December 30, 2017, JFC announced that its board of directors would propose that it be liquidated.  On July 14th, JFC made an initial distribution of $14.88 per share.  Management expects to make a final distribution of approximately $5.12 by the end of 2017.

5.
Korea Equity Fund (formerly KEF) – Like JFC, an impasse with major shareholders about KEF’s future led to it announcing on January 24th that its board of directors would propose that it be liquidated.  KEF paid its final liquidating distribution on August 7, 2017.

6.
Putnam CEFs – We lost a proxy contest for Putnam High Income Securities Fund (PCF).  Our goal was to achieve a liquidity event at or close to NAV.  We are considering our options, including conducting another proxy contest in 2018.  We had better success with two other closed-end funds managed by Putnam.  Shortly after buying sizeable stakes of the auction rate preferred stock issued by Putnam Municipal Opportunities Trust (PMO) and Putnam Managed Municipal Income Trust (PMM) at 81.25% of their face value, we launched proxy contests to elect two directors to represent the preferred stockholders of those funds.  Our goal was to push for a liquidity event for the ARPs at a price above our cost.  After extensive negotiations, the boards of PMO and PMM agreed to authorize a self-tender offer at 89.75% of face value in return for us abandoning the proxy contests and agreeing to a standstill.  The tender offers closed on August 9th and we booked a nice profit.

7.
Clough Global Equity Fund (GLQ) – In our previous letter, we said: “We think management will probably have to announce a liquidity event or face losing a proxy contest.”  Our assessment proved to be accurate.  On July 10th, GLQ announced that it would tender for 37.5% of its outstanding shares at 98.5% of NAV.  As a result, the discount has narrowed to about 6% giving us an opportunity to reduce our position.

8.
The Swiss Helvetia Fund (SWZ) – Special Opportunities Fund is part of a group that owns about 7.5% of the outstanding shares of The Swiss Helvetia Fund (SWZ), a $350 million closed-end fund that invests in Swiss companies, several of which, like Nestlé, are global giants.  At the annual meeting held on June 27th, we succeeded in electing two of SWZ’s five directors.  Since then, the discount has narrowed to about 9%.  We would like to see it

Special Opportunities Fund, Inc.

narrow further. If that does not happen, we may conduct another proxy contest to gain control of the board and provide a significant liquidity event at or close to NAV.

9.
Aberdeen CEFs – A few months ago, Aberdeen and Standard Life, two large money management firms, announced that they would merge.  Since then, we have been acquiring shares of several closed-end funds managed by Aberdeen at discounts to their net asset value.  On August 14th, the merger closed.  Meanwhile, some major stockholders of these funds (including ourselves) have indicated a desire for a liquidity event to allow stockholders to dispose of their stock of the Aberdeen-managed funds at a price close to NAV.  Since Aberdeen has a reputation for being shareholder-friendly, we expect announcements of liquidity events for these funds before the end of the year.

We remind you that the Fund has a policy of seeking instructions from time to time from stockholders with regard to the voting of proxies for certain closed-end funds whose shares the Fund owns.  The specific closed-end funds for which the Fund seeks proxy voting instructions from stockholders are available on the Fund’s website and we urge you to check it from time to time if you would like to provide such instructions.  You may also email us at proxyinstructions@bulldoginvestors.com if you would like to receive an email notification when the Fund seeks proxy voting instructions for a closed-end fund whose shares it owns.

Sincerely yours,

Phillip Goldstein
Chairman

Special Opportunities Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for common stock for the periods ended 6/30/2017

Net asset value returns	1 year	5 years	Since 1/25/10	10 years*
Special Opportunities Fund, Inc.	12.97%	8.13%	8.44%	7.22%

Market price returns
Special Opportunities Fund, Inc.	17.07%	8.87%	8.38%	7.51%

Index returns
S&P 500® Index	17.90%	14.63%	13.65%	7.18%

Share price as of 6/30/17
Net asset value					$16.97
Market price					$15.20

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost. The Fund’s common stock net asset value (“NAV”) return assumes, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on payable dates for dividends and other distributions payable through December 31, 2009 and reinvested at the NAV on the ex-dividend date for dividends and other distributions payable after December 31, 2009. The Fund’s common stock market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on January 1, 2010) for dividends and other distributions payable through December 31, 2009 and reinvested at the lower of the NAV or the closing market price on the ex-dividend date for dividends and other distributions payable after December 31, 2009. NAV and market price returns for the period of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

*
The Fund’s investment objective and investment adviser have changed. See Note 1 of the Notes to financial statements for more information about the change in investment objective and see Note 2 of the Notes to financial statements for more information about the change in investment adviser. On January 25, 2010, the Fund began investing using its new investment objective, therefore, performance prior to that date is not relevant.

The S&P 500® Index is a capital weighted, unmanaged index that represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Special Opportunities Fund, Inc.

Portfolio composition as of 6/30/2017(1)  (unaudited)

	Value	Percent
Investment Companies	$114,202,804	79.10%
Common Stocks	43,637,493	30.23
Money Market Funds	29,814,314	20.65
Preferred Stocks	8,142,666	5.64
Liquidating Trusts	2,996,847	2.08
Convertible Bonds	1,227,500	0.85
Promissory Notes	770,000	0.53
Warrants	302,203	0.21
Rights	104,349	0.07
Corporate Notes	25,350	0.02
Corporate Bonds	15,000	0.01
Total Investments	$201,238,526	139.39%
Liabilities in Excess of Other Assets	(1,273,112)	(0.88)
Preferred Stocks	(55,599,400)	(38.51)
Total Net Assets	$144,366,014	100.00%

(1)	As a percentage of net assets.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—79.10%

Closed-End Funds—68.73%
Aberdeen Chile Fund, Inc.	278,838	$1,974,173
Aberdeen Emerging Markets Smaller Co. Opportunities Fund, Inc.	7,922	109,381
Aberdeen Greater China Fund, Inc.	19,479	223,424
Aberdeen Indonesia Fund, Inc.	5,110	38,867
Aberdeen Israel Fund, Inc.	72,064	1,393,430
Aberdeen Japan Equity Fund, Inc.	96,671	821,704
Aberdeen Singapore Fund, Inc.	142,352	1,576,534
Adams Diversified Equity Fund, Inc.	193,976	2,771,917
Advent/Claymore Enhanced Growth & Income Fund	114,791	1,004,421
Alpine Global Premier Properties Fund	226,679	1,437,145
Alternative Asset Opps PCC Ltd. (a)(c)(f)(g)(h)	48,436	315
Asia Tigers Fund, Inc.	57,434	682,936
BlackRock Debt Strategies Fund, Inc.	32,116	370,619
Boulder Growth & Income Fund, Inc.	423,000	4,107,330
British Empire Trust PLC (g)	9,873	88,085
Candover Investments PLC/Fund (a)(g)	40,468	73,264
Central Securities Corp.	233,873	5,830,454
China Fund, Inc.	80,904	1,511,287
Clough Global Equity Fund	447,801	5,646,771
Clough Global Opportunities Fund	46,934	497,500
Credit Suisse Asset Management Income Fund, Inc.	72,916	245,727
The Cushing Renaissance Fund	61,947	1,083,453
Delaware Enhanced Global Dividend & Income Fund	206,895	2,358,603
Delaware Investments Dividend & Income Fund, Inc.	100,141	1,047,225
Deutsche Global High Income Fund, Inc.	18,712	162,982
Deutsche High Income Opportunities Fund, Inc.	269,657	4,012,496
Deutsche Multi-Market Income Trust	144,239	1,269,303
Deutsche Strategic Income Trust	839	10,395
Ellsworth Growth and Income Fund Ltd.	76,045	696,572
First Trust Enhanced Equity Income Fund	42,400	621,160
Franklin Universal Trust	67,153	480,144
The GDL Fund	15,000	153,900
General American Investors Co., Inc.	46,245	1,588,516
Herzfeld Caribbean Basin Fund, Inc.	45,996	331,171
Invesco Pennsylvania Value Municipal Income Trust	4,884	60,317
Japan Smaller Capitalization Fund, Inc.	482,826	5,542,842

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
INVESTMENT COMPANIES—(continued)

Closed-End Funds—(continued)
JP Morgan Asian Investment Trust PLC (g)	15,214	$64,995
JP Morgan China Region Fund, Inc. (h)	192,486	3,863,194
Juridica Investments Ltd. (g)(h)	495,258	63,692
Korea Equity Fund, Inc. (h)	291,361	2,051,181
Lazard Global Total Return and Income Fund, Inc.	239,139	3,911,118
Lazard World Dividend & Income Fund, Inc.	23,192	255,576
Liberty All Star Equity Fund	1,119,502	6,336,381
MFS Charter Income Trust	2,693	23,268
Morgan Stanley Asia Pacific Fund, Inc.	186,237	3,097,121
Morgan Stanley East Europe Fund Escrow (a)	97,901	0
Neuberger Berman Real Estate Securities Income Fund, Inc.	419,545	2,265,543
NexPoint Credit Strategies Fund	22,358	486,957
Pacholder High Yield Fund, Inc. (h)	389,643	3,101,558
The Prospect Japan Fund Ltd. (a)(g)	700,971	890,233
Putnam High Income Securities Fund	397,476	3,493,814
Royce Value Trust, Inc.	74,200	1,082,578
Source Capital, Inc.	36,707	1,418,726
The Swiss Helvetia Fund, Inc.	704,568	8,948,014
Taiwan Fund, Inc. (a)	8,088	160,062
Terra Catalyst Fund (a)(g)	20,319	26,133
Tri-Continental Corp.	313,154	7,625,300
Turkish Investment Fund, Inc.	24,392	235,139
		99,224,946

Auction Rate Preferred Securities—6.08% (c)(f)
Putnam Managed Municipal Income Trust—Series C	32	1,412,000
Putnam Municipal Opportunities Trust—Series B	170	3,750,625
Putnam Municipal Opportunities Trust—Series C	164	3,618,250
		8,780,875

Business Development Companies—4.29%
Equus Total Return, Inc. (a)	106,919	252,329
Firsthand Technology Value Fund, Inc. (a)	58,291	489,062
Great Elm Capital Corp.	139,007	1,476,254
MVC Capital, Inc.	403,584	3,979,338
		6,196,983
Total Investment Companies (Cost $101,653,504)		114,202,804

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
PREFERRED STOCKS—5.64%

Real Estate Investment Trusts—5.64%
Brookfield DTLA Fund Office Trust Investor, Inc. (a)	83,276	$2,123,538
Preferred Apartment Communities, Inc. (c)(f)	6,083	6,019,128
Total Preferred Stocks (Cost $7,752,616)		8,142,666

COMMON STOCKS—30.23%

Consumer Finance—0.24%
Emergent Capital, Inc. (a)	1,032,379	340,685

Health Care Equipment & Supplies—0.00%
Xtant Medical Holdings, Inc. (a)	99	66

Independent Power and Renewable Electricity Producers—0.05%
VivoPower International PLC (a)(g)	18,304	69,921

Insurance—7.73%
Stewart Information Services Corp.	246,055	11,165,976

Professional Services—3.52%
Hill International, Inc. (a)	976,005	5,075,226

Real Estate Investment Trusts—7.25%
New York REIT, Inc.	1,211,094	10,463,852

Special Purpose Acquisition Vehicles—11.44% (a)
Andina Acquisition Corp. II (g)	67,789	685,293
Avista Healthcare Public Acquisition Corp. (g)	121,090	1,192,737
Barington/Hilco Acquisition Corp.	15,611	159,232
Bison Capital Acquisition Corp. (g)	100,000	1,020,000
Constellation Alpha Capital Corp. (g)	30,000	304,200
FlatWorld Acquisition Corporation (g)	105,702	10,676
Forum Merger Corp.	157,228	1,602,153
Hunter Maritime Acquisition Corp. (g)	1	10
Hunter Maritime Acquisition Corp. (g)	92,442	904,083
KBL Merger Corp. IV	275,000	2,805,138
M I Acquisitions, Inc.	188,817	1,944,815
M III Acquisition Corp.	148,436	1,522,953
Modern Media Acquisition Corp.	108,186	1,109,988
Origo Acquisition Corp. (g)	922	9,589

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
COMMON STOCKS—(continued)

Special Purpose Acquisition Vehicles—(continued)
Pacific Special Acquisition Corp. (g)	120,680	$1,206,800
Stellar Acquisition III, Inc. (g)	204,002	2,044,100
		16,521,767
Total Common Stocks (Cost $43,416,713)		43,637,493

LIQUIDATING TRUSTS—2.08% (a)(c)(f)(h)
Crossroads Capital, Inc.	292,681	655,606
Winthrop Realty Trust	295,985	2,341,241
Total Liquidating Trusts (Cost $4,297,321)		2,996,847

	Principal
	Amount
CONVERTIBLE BONDS—0.85%
Emergent Capital, Inc. (b)
8.500%, 02/15/2019	$2,941,000	1,169,048
8.500%, 02/15/2019	147,050	58,452
Total Convertible Bonds (Cost $3,016,994)		1,227,500

CORPORATE BONDS—0.01%
Washington Mutual, Inc. (b)(c)(d)(f)
0.000%, 03/17/2014	3,000,000	15,000
Total Corporate Bonds (Cost $0)		15,000

CORPORATE NOTES—0.02%
MVC Capital, Inc. (b)
7.25%, 01/15/2023	1,000	25,350
Total Corporate Notes (Cost $25,280)		25,350

PROMISSORY NOTES—0.53% (b)(c)(f)
Emergent Capital, Inc.
15.000%, 09/30/2018	500,000	490,000
Wheeler Real Estate Investment Trust
9.000%, 12/15/2018	280,000	280,000
Total Promissory Notes (Cost $780,000)		770,000

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
WARRANTS—0.21% (a)
Andina Acquisition Corp. II
Expiration: November 2020
Exercise Price: $5.75 (g)	67,789	$14,236
Avista Healthcare Public Acquisition Corp.
Expiration: December 2021
Exercise Price: $5.75 (g)	121,090	54,490
Barington/Hilco Acquisition Corp.
Expiration: February 2018
Exercise Price: $12.50	15,611	2,357
China Lending Corp.
Expiration: July 2021
Exercise Price: $12.00 (g)	79,818	7,184
COPsync, Inc.
Expiration: October 2020
Exercise Price: $3.125	10,794	216
Electrum Special Acquisition Corp.
Expiration: June 2021
Exercise Price: $11.50 (g)	46,800	16,848
Emergent Capital, Inc.
Expiration: October 2019
Exercise Price: $10.75 (c)(f)	8	0
Harmony Merger Corp.
Expiration: January 2021
Exercise Price: $11.50	62,937	50,350
Hemisphere Media Group, Inc.
Expiration: April 2018
Exercise Price: $12.00	39,430	14,589
Hunter Maritime Acquisition Corp.
Expiration: October 2021
Exercise Price: $11.50 (g)	46,221	14,328
Origo Acquisition Corp.
Expiration: December 2021
Exercise Price: $5.75 (g)	23,814	4,287
Pacific Special Acquisition Corp.
Expiration: October 2020
Exercise Price: $12.00 (g)	104,449	54,313
Quinpario Acquisition Corp. 2
Expiration: January 2023
Exercise Price: $5.75	10,066	3,724

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Portfolio of investments—June 30, 2017 (unaudited)

	Shares	Value
WARRANTS—(continued)
Stellar Acquisition III, Inc.
Expiration: March 2022
Exercise Price: $11.50 (g)	204,002	$65,281
Wheeler Real Estate Investment Trust, Inc.
Expiration: December 2018
Exercise Price: $4.75 (c)(f)	10,526	0
Total Warrants (Cost $209,851)		302,203

RIGHTS—0.07% (a)
Andina Acquisition Corp. II (g)	67,789	29,827
Barington/Hilco Acquisition Corp.	15,611	6,245
Origo Acquisition Corp. (g)	23,814	5,608
Pacific Special Acquisition Corp. (g)	104,449	62,669
Total Rights (Cost $34,474)		104,349

MONEY MARKET FUNDS—20.65%
Fidelity Institutional Government Portfolio—Class I, 0.810% (e)	14,907,157	14,907,157
STIT-Treasury Portfolio—Institutional Class, 0.840% (e)	14,907,157	14,907,157
Total Money Market Funds (Cost $29,814,314)		29,814,314
Total Investments (Cost $191,001,067)—139.39%		201,238,526
Liabilities in Excess of Other Assets—(0.88)%		(1,273,112)
Preferred Stock—(38.51)%		(55,599,400)
TOTAL NET ASSETS—100.00%		$144,366,014

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	The coupon rate shown represents the rate at June 30, 2017.
(c)	Fair valued securities. The total market value of these securities was $18,582,165, representing 12.87% of net assets.
(d)	Default or other conditions exist and security is not presently accruing income.
(e)	The rate shown represents the 7-day yield at June 30, 2017.
(f)	Illiquid securities. The total market value of these securities was $18,582,165, representing 12.87% of net assets.
(g)	Foreign-issued security.
(h)	Security currently undergoing a full liquidation with all proceeds paid out to shareholders.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of assets and liabilities—June 30, 2017 (unaudited)

Assets:
Investments, at value (Cost $191,001,067)	$201,238,526
Foreign currency (Cost $257)	257
Dividends and interest receivable	151,345
Receivable for investments sold	336,452
Other assets	12,807
Total assets	201,739,387

Liabilities:
Preferred dividends accrued not yet declared	42,652
Payable for investments purchased	1,453,546
Advisory fees payable	163,688
Administration fees payable	19,871
Chief Compliance Officer fees payable	12,111
Director fees payable	13,955
Fund accounting fees payable	7,756
Custody fees payable	6,736
Transfer Agent fees payable	732
Accrued expenses and other liabilities	52,926
Total liabilities	1,773,973

Preferred Stock:
3.50% Convertible Preferred Stock—$0.001 par value, $25 liquidation value per share;
2,223,976 shares outstanding
Total preferred stock	55,599,400
Net assets applicable to common shareholders	$144,366,014

Net assets applicable to common shareholders:
Common stock—$0.001 par value per common share; 199,995,800 shares authorized;
8,508,550 shares issued and outstanding, 14,336,281 shares held in treasury	$349,592,177
Cost of shares held in treasury	(220,400,463)
Accumulated undistributed net investment income	680,620
Accumulated net realized gain from investment activities	4,256,221
Net unrealized appreciation on investments	10,237,459
Net assets applicable to common shareholders	$144,366,014
Net asset value per common share ($144,366,014 applicable to
8,508,550 common shares outstanding)	$16.97

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of operations

For the six months
ended June 30, 2017
(unaudited)
Investment income:
Dividends	$2,583,101
Interest	221,148
Total investment income	2,804,249

Expenses:
Investment advisory fees	960,772
Directors’ fees and expenses	82,633
Administration fees and expenses	55,228
Legal fees and expenses	46,134
Compliance fees and expenses	25,954
Audit fees	25,740
Insurance fees	24,999
Stock exchange listing fees	23,046
Accounting fees and expenses	22,118
Custody fees and expenses	20,477
Reports and notices to shareholders	15,369
Transfer agency fees and expenses	8,863
Other expenses	13,791
Net expenses	1,325,124
Net investment income	1,479,125

Net realized and unrealized gains (losses) from investment activities:
Net realized gain from:
Investments	2,072,832
Distributions received from investment companies	702,644
Net realized gain	2,775,476
Change in net unrealized appreciation (depreciation) on:
Investments	8,717,124
Net realized and unrealized gains from investment activities	11,492,600
Increase in net assets resulting from operations	12,971,725
Distributions to preferred stockholders	(972,990)
Net increase in net assets applicable to common shareholders resulting from operations	$11,998,735

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Statement of cash flows

For the six months
ended June 30, 2017
(unaudited)
Cash flows from operating activities:
Net increase in net assets applicable to common shareholders	$12,971,725
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Purchases of investments	(42,710,666)
Proceeds from sales of investments	42,255,950
Net purchases and sales of short-term investments	(1,566,032)
Return of capital distributions received from underlying investments	332,123
Amortization and accretion of premium and discount	(9,913)
Decrease in dividends and interest receivable	212,862
Increase in receivable for investments sold	(289,177)
Decrease in other assets	24,999
Increase in payable for investments purchased	663,805
Increase in payable to Adviser	3,104
Decrease in accrued expenses and other liabilities	(55,100)
Net distributions received from investment companies	702,644
Net realized gains from investments	(2,775,476)
Net foreign currency translation	(70,477)
Net change in unrealized depreciation of investments	(8,717,124)
Net cash provided by operating activities	973,247

Cash flows from financing activities:
Distributions paid to preferred shareholders	(972,990)
Net cash used in financing activities	(972,990)
Net change in cash	$257

Cash:
Beginning of period	—
End of period	$257

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Special Opportunities Fund, Inc.

Statements of changes in net assets applicable to common shareholders

	For the
	six months ended	For the
	June 30, 2017	year ended
	(unaudited)	December 31, 2016
From operations:
Net investment income	$1,479,125	$5,352,314
Net realized gain (loss) from:
Investments	2,072,832	(1,598,738)
Distributions received from investment companies	702,644	4,624,828
Net realized gain on investments and
distributions received from investment companies	2,775,476	3,026,090
Net change in unrealized appreciation on:
Investments and foreign currency	8,717,124	2,743,597
Net increase in net assets resulting from operations	12,971,725	11,122,001

Distributions paid to preferred shareholders:
Net investment income	(972,990)	(500,199)
Net realized gains from investment activities	—	(174,739)
Total dividends and distributions paid to preferred shareholders	(972,990)	(674,938)
Net increase in net assets applicable to common shareholders
resulting from operations	11,998,735	10,447,063

Distributions paid to common shareholders:
Net investment income	—	(4,939,527)
Net realized gains from investment activities	—	(1,952,399)
Total dividends and distributions paid to common shareholders	—	(6,891,926)

Capital Stock Transactions (Note 4)
Repurchase of common stock through tender offer	—	(17,951,500)
Repurchase of common stock	—	(4,661,968)
Total capital stock transactions	—	(22,613,468)
Net increase (decrease) in net assets applicable
to common shareholders	11,998,735	(19,058,331)

Net assets applicable to common shareholders:
Beginning of period	132,367,279	151,425,610
End of period	$144,366,014	$132,367,279
Accumulated undistributed net investment income	$680,620	$174,485

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

For the six months
ended June 30, 2017
(unaudited)
Net asset value, beginning of period	$15.56
Net investment income(1)	0.17
Net realized and unrealized gains (losses) from investment activities	1.35
Total from investment operations	1.52
Common share equivalent of dividends paid to preferred shareholders from:
Net investment income	(0.11)
Net realized gains from investment activities	—
Net Increase in net assets attributable to common
stockholders resulting form operations	1.41
Dividends and distributions paid to common shareholders from:
Net investment income	—
Net realized gains from investment activities	—
Total dividends and distributions paid to common shareholders	—
Anti-Dilutive effect of Common Share Repurchase	—
Dilutive effect of conversions of preferred shares to common shares	—
Dilutive effect of reinvestment of distributions by common shareholders	—
Net asset value, end of period	$16.97
Market value, end of period	$15.20
Total net asset value return(2)	9.06%
Total market price return(3)	11.36%
Ratio to average net assets attributable to common shares:
Total expenses, net of fee waivers by investment advisor and administrator including
preferred distribution expense, interest and dividends on short positions, and tax expense(4)	3.35%
Total expenses, before fee waivers by investment advisor and administrator including
preferred distribution expense, interest and dividends on short positions, and tax expense(4)	3.35%
Total expenses, net of fee waivers by investment advisor and administrator excluding
preferred distribution expense, interest expense and dividends on short positions(5)(8)	1.93%
Ratio to net investment income to average net assets before waiver(1)	2.16%
Ratio to net investment income to average net assets after waiver(1)	2.16%
Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$144,366
Liquidation value of preferred stock (000’s)	$55,599
Portfolio turnover(9)	26%
Preferred Stock:
Total Shares Outstanding	2,223,976
Asset coverage per share of preferred shares, end of period	$90

Special Opportunities Fund, Inc.

Financial highlights (continued)

For the year ended December 31,
2016	2015	2014	2013	2012
$15.11	$16.94	$18.70	$17.22	$16.01
0.63	0.41	0.22	0.92	0.34
0.64	(1.09)	1.02	3.00	1.92
1.27	(0.68)	1.24	3.92	2.26
(0.06)	—	—	(0.16)	(0.07)
(0.02)	—	—	—	—

1.19	(0.68)	1.24	3.76	2.19

(0.58)	(0.35)	(0.19)	(1.10)	(0.23)
(0.23)	(0.84)	(1.29)	(1.11)	(0.72)
(0.81)	(1.19)	(1.48)	(2.21)	(0.95)
0.07	0.08	—	—	—
—	—	(1.44)	0.00 (7)	—
—	(0.04)	(0.08)	(0.07)	(0.03)
$15.56	$15.11	$16.94	$18.70	$17.22
$13.65	$13.20	$15.37	$17.45	$15.01
8.45%	(3.47)%	(1.01)%	21.98%	13.72%
9.51%	(6.13)%	(3.59)%	31.27%	10.05%

1.75%	1.50%	1.42%	2.66%	2.54	%(6)

1.75%	1.50%	1.51%	2.66%	2.54	%(6)

1.75%	1.50%	1.40%	1.83%	1.82%
3.61%	2.40%	1.18%	5.66%	2.41%
3.61%	2.40%	1.27%	5.66%	2.41%

$132,367	$151,426	$172,203	$132,074	$117,259
$55,599	N/A	N/A	$37,424	$37,454
49%	48%	59%	58%	62%

2,223,976	N/A	N/A	748,486	749,086
$85	N/A	N/A	$226	$207

Special Opportunities Fund, Inc.

Financial highlights (continued)

(1)	Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(2)
Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the ex-dividend date. Total investment return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(3)
Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at the lower of the NAV or the closing market price on the ex-dividend date. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(4)	Does not include expenses of the investment companies in which the Fund invests. Annualized for periods less than one year.
(5)	Does not include expenses of the investment companies in which the Fund invests, interest expenses, or dividends on short positions. Annualized for periods less than one year.
(6)
The ratio of expenses to average net assets includes tax expense.  The before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding tax expense were 2.18% and 2.18%, respectively.

(7)	Less than 0.5 cents per share.
(8)
Expense ratios net of fee waivers by investment advisor and administrator excluding interest expense and dividends on short positions based on total average net assets including liquidation value of preferred stock  were 1.39% for the six months ended June 30, 2017 and 1.56%, N/A, N/A, 1.43%, and 1.59% for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, respectively.

(9)	Not annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 1
Organization and significant accounting policies
Special Opportunities Fund, Inc. (formerly, Insured Municipal Income Fund Inc.) (the “Fund”) was incorporated in Maryland on February 18, 1993, and is registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.  Effective December 21, 2009, the Fund changed its name to the Special Opportunities Fund, Inc. and changed its investment objective to total return.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund’s previous investment objective was to achieve a high level of current income that was exempt from federal income tax, consistent with the preservation of capital.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with Accounting Principles Generally Accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value for its portfolio securities.  The Fund obtains market values for its securities from independent pricing sources and broker-dealers.  Independent pricing sources may use last reported sale prices or if not available the most recent bid price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities.  A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities.  If a market value is not available from an independent pricing source or a broker-dealer for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).  Various factors may be

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

reviewed in order to make a good faith determination of a security’s fair value.  The auction rate preferred securities are valued at cost, unless other observable market events occur.  The purchase price, or cost, of these securities is arrived at through an arms length transaction between a willing buyer and seller in the secondary market and is indicative of the value on the secondary market.  Current transactions in similar securities in the marketplace are evaluated.  Factors for other securities may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions.  If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities may be fair valued.  U.S. and foreign debt securities including short-term debt instruments having a maturity of 60 days or less shall be valued in accordance with the price supplied by a Pricing Service using the evaluated bid price.  Money market mutual funds, demand notes and repurchase agreements are valued at cost.  If cost does not represent current market value the securities will be priced at fair value as determined in good faith by or under the direction of the Fund’s Board.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various input and valuation techniques used in measuring fair value.  Fair value inputs are summarized in the three broad levels listed below:

Level 1—	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security,

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The significant unobservable inputs used in the fair value measurement of the Fund’s Level 3 investments are listed in the table on page 27.  Significant changes in any of these inputs in isolation may result in a change in fair value measurement.

In accordance with procedures established by the Fund’s Board of Directors, the Adviser shall initially value non-publicly-traded securities (for which a current market value is not readily available) at their acquisition cost less related expenses, where identifiable, unless and until the Adviser determines that such value does not represent fair value.

The Adviser sends a memorandum to the Chairman of the Valuation Committee with respect to any non-publicly-traded positions that are valued using a method other than cost detailing the reason, factors considered, and impact on the Fund’s NAV.  If the Chairman determines that such fair valuation(s) require the involvement of the Valuation Committee, a special meeting of the Valuation Committee is called as soon as practicable to discuss such fair valuation(s).  The Valuation Committee of the Board consists of at least two non-interested Directors, as defined by the Investment Company Act of 1940.

In addition to special meetings, the Valuation Committee meets prior to each regular quarterly Board meeting.  At each quarterly meeting, the Adviser delivers a written report (the “Quarterly Report”) regarding any recommendations of fair valuation during the past quarter, including fair valuations which have not changed.  The Valuation Committee reviews the Quarterly Report, discusses the valuation of the fair valued securities with appropriate levels of representatives from the Adviser’s management, and approves the valuation of fair valued securities.

The Valuation Committee also reviews other interim reports as necessary.

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s investments:

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)*	(Level 2)*	(Level 3)**	Total
Investment Companies	$105,331,789	$89,825	$8,781,190	$114,202,804
Preferred Stocks
Real Estate Investment Trusts	2,123,538	—	6,019,128	8,142,666
Common Stocks
Consumer Finance	340,685	—	—	340,685
Health Care Equipment & Supplies	66	—	—	66
Independent Power & Renewable
Electricity Producers	69,921	—	—	69,921
Insurance	11,165,976	—	—	11,165,976
Professional Services	5,075,226	—	—	5,075,226
Real Estate Investment Trusts	10,463,852	—	—	10,463,852
Special Purpose
Acquisition Vehicles	10,253,148	6,268,619	—	16,521,767
Liquidating Trusts	—	—	2,996,847	2,996,847
Convertible Bonds	—	1,227,500	—	1,227,500
Corporate Bonds	—	—	15,000	15,000
Corporate Notes	25,350	—	—	25,350
Promissory Notes	—	—	770,000	770,000
Warrants	287,751	14,452	0	302,203
Rights	104,349	—	—	104,349
Money Market Funds	29,814,314	—	—	29,814,314
Total	$175,055,965	$7,600,396	$18,582,165	$201,238,526

*	Transfers between Levels are recognized at the end of the reporting period.
**	The Fund measures Level 3 activity as of the beginning and end of each financial reporting period.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Transfers between Level 1 and Level 2 securities as of June 30, 2017 resulted from securities priced previously with an official close price (Level 1 securities) or on days where there is not an official close price the bid price is used (Level 2 securities).  Transfers as of June 30, 2017 are summarized in the table below:

Transfers into Level 1
Common Stock
Special Purpose Acquisition Vehicle	$685,293
Transfers out of Level 1
Investment Companies	(63,692)
Common Stock
Special Purpose Acquisition Vehicle	(2,104,047)
Warrants	(14,452)
Net transfers in and/or out of Level 1	$(1,496,898)
Transfers into Level 2
Investment Companies	$63,692
Common Stock
Special Purpose Acquisition Vehicle	2,104,047
Warrants	14,452
Transfers out of Level 2
Common Stock
Special Purpose Acquisition Vehicle	(685,293)
Net transfers in and/or out of Level 2	$1,496,898

The fair value of derivative instruments as reported within the Schedule of Investments as of June 30, 2017:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$302,203

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended June 30, 2017:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain	$21,660
	on Investments

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized	$43,456
	appreciation of investments

The average monthly share amount of warrants during the six months was 852,156. The average monthly market value of warrants during the six months was $274,433.

Level 3 Reconciliation Disclosure
The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

						Change in
	Balance				Realized	unrealized	Balance
	as of	Acquis-	Dispo-	Corporate	Gain	appreciation	as of
Category	12/31/2016	itions	sitions	Actions	(Loss)	(depreciation)	6/30/2017

Closed End
Funds	$31,339	$—	$—	$(31,690)	$576	$90	$315

Auction Rate
Preferred
Securities	348,000	7,718,750	—	—	—	714,125	8,780,875

Commodity
Partnerships	11,736,382	—	(11,736,382)	—	(1,126,211)	1,126,211	—

Preferred
Stocks	5,976,547	—	—	—	—	42,581	6,019,128

Liquidating
Trusts	1,957,500	342,128	—	1,511,052	—	(813,833)	2,996,847

Corporate
Bonds	22,500	—	—	—	—	(7,500)	15,000

Promissory
Notes	780,000	—	—	—	—	(10,000)	770,000

Warrants	0	—	—	—	—	—	0

	$20,852,268	$8,060,878	$(11,736,382)	$1,479,362	$(1,125,635)	$1,051,674	$18,582,165

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2017:

				Impact to
				Valuation
	Fair Value			from an
	June 30,	Valuation	Unobservable	increase in
	2017	Methodologies	Input(1)	Input(2)

Closed End Funds	$315	Market Assessment	Liquidation Value	Increase
		and Company-
		Specific Information

Auction Rate Preferred	8,780,875	Market	Discount to Par	Decrease
Securities		Comparables/Cost

Preferred Stocks	6,019,128	Cost	Market Assessments/	Increase
			Financial Assessments

Liquidating Trusts	2,996,847	Last Traded Price	Financial Assessments/	Increase
			Company Announcements

Corporate Bonds	15,000	Market Transactions	Single Broker Quote	Increase
		Approach

Promissory Notes	770,000	Cost	Terms of the Note/ Financial	Increase
			Assessments/ Company
			Announcements

Warrants	0	Market Transactions	Discount to Market Price	Decrease
		Approach	for Share Restrictions

(1)
In determining certain inputs, management evaluates a variety of factors including economic conditions, foreign exchange rates, industry and market developments, market valuations of comparable companies and company specific developments including exit strategies and realization opportunities. Management has determined that market participants would take these inputs into account when valuing the investments.

(2)
This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Short sales—The Fund is authorized to make short sales.  Short sales are transactions where a fund sells securities it does not own in anticipation of a decline in the value of the securities.

Short sales carry risks of loss if the price of the security sold short increases after the sale.  In this situation, when a fund replaces the borrowed security by buying the security in the securities market, the fund may pay more for the security than it has received from the purchaser in the short sale.  The fund may, however, profit from a change in the value of the security sold short, if the price decreased.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

As collateral for its short positions, the Fund is required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities.  The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short.

The Fund did not engage in short sales during the six months ended June 30, 2017.

Investment transactions and investment income—Investment transactions are recorded on the trade date.  Realized gains and losses from investment transactions are calculated using the identified cost method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Discounts are accreted and premiums are amortized using the effective yield method as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends to Common Stockholders from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually.  Dividends and distributions to common shareholders are recorded on the ex-dividend date.  The amount of dividends from net investment income and distributions from net realized capital gains was determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  These “book/tax” differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Holders of Convertible Preferred Stock will receive calendar quarterly dividends at the rate of 3.50% of the Subscription Price per year. Dividends on the Convertible Preferred Stock will be fully cumulative, and will accumulate without interest from the date of original issuance of the Convertible Preferred Stock.

Note 2
Related party transactions
Bulldog Investors, LLC serves as the Fund’s Investment Adviser (the “Investment Adviser”) under the terms of the Investment Advisory Agreement effective October 10, 2009.  Effective May 7, 2013 Brooklyn Capital Management, LLC changed its name to Bulldog Investors, LLC.  In accordance with the investment advisory agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets.

Effective January 1, 2015, the Fund pays each of its directors who is not a director, officer or employee of the Investment Adviser, the Administrator or any

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

affiliate thereof an annual fee of $35,000, paid pro rata, quarterly plus $1,000 for each special in-person meeting (or $500 if attended by telephone) of the board of directors.  As additional annual compensation, the Audit Committee Chairman and Valuation Committee Chairman will receive $5,000, and the Corporate Governance Committee Chairman will receive $3,000.  For serving the Fund as Chief Compliance Officer, in addition to the aforementioned Directors’ fees, Mr. Hellerman receives annual compensation in the amount of $45,000.  In addition, the Fund reimburses the directors and Chief Compliance Officer (“CCO”) for travel and out-of-pocket expenses incurred in connection with Board of Directors’ meetings and CCO due diligence requirements.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator and, in that capacity, performs various administrative services for the Fund.  USBFS also serves as the Fund’s Fund Accountant (the “Fund Accountant”).  U.S. Bank, N.A. serves as the Fund’s custodian (the “Custodian”).  The Custodian is an affiliate of the Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the directors, monitors the activities of the Fund’s Custodian and Fund Accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  American Stock Transfer & Trust Company, LLC serves as the Fund’s Transfer Agent.

Note 3
Convertible Preferred Stock
At June 30, 2017, 2,223,976 shares of 3.50% Convertible Preferred Stock were outstanding. The holders of Convertible Preferred Stock may convert their shares to common stock on a quarterly basis at a conversion rate equivalent to the current conversion price of $18.19 per share of common stock (which is a current ratio of 1.3744 shares of common stock for each share of Convertible Preferred Stock held). The conversion price (and resulting conversion ratio) will be adjusted for any distributions made to or on behalf of common stockholders. Following any such conversion, shares of common stock shall be issued as soon as reasonably practicable following the next quarterly dividend payment date. Until the mandatory redemption date of the Convertible Preferred Stock, August 19, 2021, at any time following the second anniversary of the expiration date of the Convertible Preferred Stock rights offering, the Board may, in its sole discretion, redeem all or any part of the then outstanding shares of Convertible Preferred Stock at $25.00 per share. Under such circumstances, the Fund shall provide no less than 30 days’ notice to the holders of Convertible Preferred Stock that, unless such shares have been converted by a certain date, the shares will be redeemed. If, at any time from and after the date of issuance of the Convertible Preferred Stock, the market price of the common stock is equal to or greater than $20.29 per share

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

(as adjusted for dividends or other distributions made to or on behalf of holders of the common stock), the Board may, in its sole discretion, require the holders of the Convertible Preferred Stock to convert all or any part of their shares into shares of common stock at a conversion rate equivalent to the current conversion price of $18.19 per share of common stock (which is a current ratio of 1.3744 shares of common stock for each share of Convertible Preferred Stock held), subject to adjustment upon the occurrence of certain events. The conversion price (and resulting conversion ratio) will be adjusted for any dividends or other distributions made to or on behalf of common stockholders. Notice of such mandatory conversion shall be provided by the Fund in accordance with its Articles of Incorporation. In connection with all conversions shareholders of Convertible Preferred Stock would receive payment for all declared and unpaid dividends on the shares of Convertible Preferred Stock held to the date of conversion, but after conversion would no longer be entitled to the dividends, liquidation preference or other rights attributable to holders of the Convertible Preferred Stock. The Convertible Preferred Stock is classified outside of the permanent equity (net assets applicable to Common Stockholders) in the accompanying financial statements in accordance with accounting for redeemable equity instruments, what requires preferred securities that are redeemable for cash or other assets to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or up occurrence of an event that is not solely within the control of the issuer. The Fund is required to meet certain asset coverage tests with respect to the Convertible Preferred Stock as required by the 1940 Act. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Convertible Preferred Stock at a redemption price of $25.00 per share, plus an amount equal to the accumulated and unpaid dividends, whether or not declared on such shares, in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to Common Stockholders and could lead to sales of portfolio securities at inopportune times. The Fund has met these requirements since issuing the Convertible Preferred Stock.

Note 4
Purchases and sales of securities
For the six months ended June 30, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $42,710,666 and $42,255,950, respectively.  The Fund did not purchase or sell U.S. government securities during the six months ended June 30, 2017.

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

Note 5
Capital share transactions
During the six months ended June 30, 2017, there were no shares of common stock repurchased by the Fund.

During the year ended December 31, 2016, the Fund purchased 362,902 shares of its capital stock in the open market at a cost of $4,661,968. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.10%.

The Fund announced on September 21 that it was offering to purchase up to 1.15 million common shares of the Fund at 97% of the net asset value (NAV) per common share with the right to purchase up to an additional 2% of the outstanding shares. The offer expired October 21 and because the number of shares tendered exceeded the amount offered to be purchased the proration was 17.98%.

During the year ended December 31, 2015, the Fund issued 261,013 shares for the reinvestment of distributions.  During the same period the Fund purchased 405,015 shares of its capital stock in the open market at a cost of $5,921,562. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 12.63%.

Note 6
Federal tax status
The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2016 and December 31, 2015 were as follows:

	For the	For the
	year ended	year ended
Distributions paid to common shareholders from:	December 31, 2016	December 31, 2015
Ordinary income	$4,939,527	$4,022,798
Long-term capital gains	1,952,399	7,945,025
Total distributions paid	$6,891,926	$11,967,823

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

	For the	For the
	year ended	year ended
Distributions paid to preferred shareholders from:	December 31, 2016(1)	December 31, 2015
Ordinary income	$446,885	N/A
Long-term capital gains	174,739	N/A
Total distributions paid	$621,624	N/A

(1)	The difference between book and tax distributions is due to accrued, but not yet paid distributions to preferred shareholders.

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits for the Fund related to net capital gains to zero for the year ended December 31, 2016.

The following information is presented on an income tax basis as of December 31, 2016:

Tax cost of investments	$187,697,542
Unrealized appreciation	15,124,392
Unrealized depreciation	(14,142,379)
Net unrealized appreciation	982,013
Undistributed ordinary income	469,068
Undistributed long-term gains	1,724,484
Total distributable earnings	2,193,552
Other accumulated/gains losses and other temporary differences	—
Total accumulated gains	$3,175,565

To reflect reclassifications arising from permanent “book/tax” differences for the year ended December 31, 2016, the Fund’s accumulated undistributed net investment income was increased by $362,644 and the accumulated net realized gain from investment activities was decreased by $362,644.  The permanent differences are primarily attributed to passive foreign investment companies, foreign currency gain and short-term capital gain dividend reclassifications.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  At December 31, 2016, the Fund had no post October losses.

At December 31, 2016, the Fund did not have capital loss carryforwards.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has

Special Opportunities Fund, Inc.

Notes to financial statements (unaudited)

concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Maryland; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Note 7
Additional information
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The Fund has adopted a window, in which the Fund will suspend its program to buy back Fund shares during the three days beginning on the first full trading day of each calendar month to give the Fund’s directors and officers and advisory persons to the Fund, including insiders and employees of the Fund and the Fund’s investment adviser, the opportunity to purchase or sell the Fund’s securities.

The Fund may seek proxy voting instructions from shareholders regarding certain underlying closed-end funds held by the Fund.  Please see the proxy voting instructions section on the Fund’s website at www.specialopportunitiesfundinc.com for further information.

Special Opportunities Fund, Inc.

General information (unaudited)

The Fund
Special Opportunities Fund, Inc. (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “SPE.” On April 21, 2010 the Fund’s symbol changed from “PIF” to “SPE.” Comparative net asset value and market price information about the Fund is available weekly in various publications.

Tax information
The Fund designated 43.23% of its ordinary income distribution for the year ended December 31, 2016, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended December 31, 2016, 16.76% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Fund designated 0% of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C).

Quarterly Form N-Q portfolio schedule
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.  Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-877-607-0414.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-877-607-0414, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

The following table sets forth the directors and officers of the Fund, his name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at June 30, 2017.

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INTERESTED DIRECTORS

Andrew Dakos***	President	1 year;	Member of the Adviser since	1	Director, Emergent
(51)	as of	Since	2009; Chief Compliance Officer		Capital, Inc.
	October	2009	of the Adviser from 2009-2012;		(f/k/a Imperial
	2009.		Principal of the general partner		Holdings, Inc.);
			of several private investment		Director,
			partnerships in the Bulldog		Crossroads Capital,
			Investors group of private funds.		Inc. (f/k/a BDCA
Venture, Inc.).

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser since	1	Chairman, Mexico
(72)	and	Since	2009; Principal of the general		Equity and Income
	Secretary	2009	partner of several private		Fund, Inc.; Director,
	as of		investment partnerships in the		MVC Capital, Inc.;
	October		Bulldog Investors group of		Director, Emergent
	2009.		private funds.		Capital, Inc.
(f/k/a Imperial
Holdings, Inc.);
Director,
Crossroads Capital,
Inc. (f/k/a BDCA
Venture, Inc.).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

INDEPENDENT DIRECTORS

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	1	Director, Mexico
(79)	Compliance	Since	Associates (a financial and		Equity and Income
	Officer	2009	corporate consulting firm) since		Fund, Inc.; Director,
	as of		1993 (which terminated activities		MVC Capital, Inc.;
	January		as of December, 31, 2013).		Director, Emergent
	2010.				Capital, Inc. (f/k/a
Imperial Holdings,
Inc.); Director,
Crossroads Capital,
Inc. (f/k/a BDCA
Venture, Inc.);
Trustee, Fiera
Capital Series Trust;
Director, Ironsides
Partners Opportunity
Offshore Fund Ltd.
(until 2016);
Director, Brantley
Capital Corporation
(until 2013).

Marc Lunder	—	1 year;	Managing Member of Lunder	1	None
(53)		Effective	Capital LLC.
January 1,
2015

Ben Harris	—	1 year;	Principal and Director of NHI II,	1	None
(48)		Since	LLC and NBC Bancshares, LLC.
		2009	Chief Executive Officer of
Crossroads Capital, Inc.

Charles C. Walden	—	1 year;	President and Owner of Sound	1	Independent
(73)		Since	Capital Associates, LLC		Chairman, Third
		2009	(consulting firm).		Avenue Funds
(fund complex
consisting of five
funds and one
variable series
trust).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director

OFFICERS

Andrew Dakos***	President	1 year;	Member of the Adviser since	n/a	n/a
(51)	as of	Since	2009; Chief Compliance
	October	2009	Officer of the Adviser from
	2009.		2009-2012; Principal of the
general partner of several
private investment partnerships
in the Bulldog Investors group
of private funds.

Rajeev Das***	Vice-	1 year;	Principal of the Adviser.	n/a	n/a
(48)	President	Since
	as of	2009
October
2009.

Phillip Goldstein***	Chairman	1 year;	Member of the Adviser	n/a	n/a
(72)	and	Since	since 2009; Principal of the
	Secretary	2009	general partner of several
	as of		private investment
	October		partnerships in the Bulldog
	2009.		Investors group of funds.

Gerald Hellerman****	Chief	1 year;	Managing Director of Hellerman	n/a	n/a
(79)	Compliance	Since	Associates (a financial
	Officer	2009	and corporate consulting
	as of		firm) since 1993 (which
	January		terminated activities as of
	2010.		December, 31, 2013).

Special Opportunities Fund, Inc.

Supplemental information (unaudited)

		Term of		Number of
		Office		Portfolios
		and		in Fund	Other
	Position(s)	Length	Principal Occupation	Complex	Directorships
Name, Address	Held with	of Time	During the Past	Overseen	held by
and Age*	the Fund	Served	Five Years	by Director**	Director
Thomas Antonucci***	Chief	1 year;	Director of Operations	n/a	n/a
(47)	Financial	Since	of the Adviser.
	Officer	2014
and
Treasurer
as of
January
2014.

*	The address for all directors and officers is c/o Special Opportunities Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
**	The Fund Complex is comprised of only the Fund.
***
Messrs. Dakos, Goldstein, Das, and Antonucci are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLC, the Adviser, and their positions as officers of the Fund.

****
Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer. Mr. Hellerman is not affiliated with Bulldog Investors, LLC.

Special Opportunities Fund, Inc.

New York Stock Exchange certifications (unaudited)

On January 4, 2017, the Fund submitted an annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s president certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards.  In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s president and treasurer have made quarterly certifications, included in the filing with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Special Opportunities Fund, Inc.

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS.  The Fund collects the following nonpublic personal information about you:

1.
Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.
Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES.  The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY.  The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

(This Page Intentionally Left Blank.)

Investment Adviser
Bulldog Investors, LLC
Park 80 West
250 Pehle Avenue, Suite 708
Saddle Brook, NJ  07663

Administrator and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
59 Maiden Lane
New York, NY  10038

Fund Counsel
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY  10174

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Board of Directors
Andrew Dakos
Phillip Goldstein
Ben Harris
Gerald Hellerman
Marc Lunder
Charles Walden

Special Opportunities Fund, Inc.
1-877-607-0414
www.specialopportunitiesfundinc.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

The Audit Committee is comprised of Mr. Marc Lunder, Mr. Ben H. Harris and Mr. Charles C. Walden.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/2017 to 1/31/2017	0	N/A	N/A	N/A
2/1/2017 to 2/28/2017	0	N/A	N/A	N/A
3/1/2017 to 3/31/2017	0	N/A	N/A	N/A
4/1/2017 to 4/30/2017	0	N/A	N/A	N/A
5/1/2017 to 5/31/2017	0	N/A	N/A	N/A
6/1/2017 to 6/30/2017	0	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, care of the Administrator, 615 East Michigan Street, Milwaukee, WI 53202, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s résumé or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Special Opportunities Fund, Inc.

By (Signature and Title)* /s/ Andrew Dakos
 Andrew Dakos, President

Date    September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Andrew Dakos
 Andrew Dakos, President

Date    September 5, 2017

By (Signature and Title)* /s/ Thomas Antonucci
  Thomas Antonucci, Chief Financial Officer

Date    September 5, 2017

* Print the name and title of each signing officer under his or her signature.